UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 27, 2007

(Date of earliest event reported)

SIRONA DENTAL SYSTEMS, INC

(Exact name of registrant as specified in its charter)

Delaware	000-22673	11-3374812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30-00 47th Avenue Long Island City, New York	11101
(Address of principal executive offices)	(Zip Code)

(718) 937-5765

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

At the Annual Meeting of Stockholders of Sirona Dental Systems, Inc. (the "Company"), held February 27, 2007, the stockholders of the Company approved the Sirona Dental Systems, Inc. Equity Incentive Plan (the "Plan") previously approved by the Board of Directors of the Company. A copy of the Plan was filed as Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 26, 2007 and is incorporated herein by reference.

The Executive Compensation Committee of the Board of Directors of the Company will administer the Plan, including selecting the persons to be granted awards under the Plan, determining the type and size of each award and the terms and conditions of each award. The Company’s directors (including non-employee directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company or its subsidiaries may receive awards under the Plan. Grants of incentive or non-qualified stock options, stock appreciation rights ("SARs"), either alone or in tandem with options, restricted stock, performance awards or any combination of the foregoing may be made under the Plan. A copy of the form of incentive stock option notice is furnished as Exhibit 10.2 to this Current Report on Form 8-K.

The Company has reserved 2,275,000 shares of its Common Stock for issuance under the Plan, subject to adjustments specified in the Plan. Subject to those adjustments, the maximum number of shares of the Company’s Common Stock that may be granted to any participant during any calendar year with respect to options, SARs or performance awards that vest only if the participant achieves performance goals established by the Executive Compensation Committee in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended, or any combination of the foregoing, is 750,000.

The foregoing summary of the Plan is qualified in its entirety by reference to the full text of the Plan filed as Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 26, 2007 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
10.1	Sirona Dental Systems, Inc. Equity Incentive Plan (incorporated by reference to the Company’s definitive proxy statement on Schedule 14A, filed on January 26, 2007)
10.2	Form of Incentive Stock Option Notice under Sirona Dental Systems, Inc. Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRONA DENTAL SYSTEMS, INC.
(Registrant)

Date: February 28, 2007	By:	/s/ Gregory P. Leahy
Gregory P. Leahy
Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Sirona Dental Systems, Inc. Equity Incentive Plan (incorporated by reference to the Company’s definitive proxy statement on Schedule 14A, filed on January 26, 2007)
10.2	Form of Incentive Stock Option Notice under Sirona Dental Systems, Inc. Equity Incentive Plan